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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 18, 1997
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                        COMMERCIAL FEDERAL CORPORATION
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            (Exact name of registrant as specified in its charter)


             NEBRASKA                      1-11515            47-0658852
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    (State or other jurisdiction         (Commission       (I.R.S. Employer
         of incorporation)               File Number    (Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                          68124
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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                        COMMERCIAL FEDERAL CORPORATION
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                                   FORM 8-K
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                                CURRENT REPORT
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Item 5.  Other Events:
----------------------

On August 18, 1997, Commercial Federal Corporation ("Commercial Federal") entered into a Reorganization and Merger Agreement (the "Agreement") with Liberty Financial Corporation ("Liberty"), a privately held commercial bank and thrift holding company. Under the terms of the Agreement, Commercial Federal will acquire in a tax-free reorganization all 8,748,500 of the outstanding shares of Liberty's common stock. Each of the shares of Liberty's common stock will be exchanged for .306 shares of common stock of Commercial Federal. Based on Commercial Federal's closing stock price on August 15, 1997, the transaction has an aggregate value of approximately $108.6 million, or $12.41 per share.

Liberty, headquartered in West Des Moines, Iowa, operates seven bank subsidiaries and one thrift subsidiary (collectively, the "Liberty Banks"), with 36 branches located in Iowa and six branches located in the Tucson, Arizona metropolitan area. At June 30, 1997, Liberty had total assets of approximately $620.5 million, deposits of approximately $533.2 million and stockholders' equity of approximately $41.1 million. Following the acquisition, the Liberty Banks will be merged with and into Commercial Federal Bank, a wholly-owned subsidiary of Commercial Federal Corporation.

This proposed acquisition, which is subject to receipt of regulatory approvals and other conditions, is expected to be completed by March 31, 1998. For additional information, see the press release dated August 18, 1997, which is attached hereto as Exhibit 99 and incorporated by reference herein.

Management of Commercial Federal has deemed this proposed acquisition not material given the estimated effect of Liberty on Commercial Federal's financial condition and results of operations, and therefore not a transaction reportable under Item 2, "Acquisition and Disposition of Assets," of Form 8-K.
Accordingly, financial statements of the business acquired and pro forma financial information relating to Item 7, "Financial Statements, Pro Forma Financial Information and Exhibits," are not required and will not be furnished.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
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(c)      Exhibits:

         Exhibit 99:  Press Release dated August 18, 1997

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   COMMERCIAL FEDERAL CORPORATION
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                                   (Registrant)


Date:  August 26, 1997             /s/  James A. Laphen
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                                   James A. Laphen, President, Chief Operating
                                   Officer and Chief Financial Officer (Duly
                                   Authorized and Principal Financial Officer)

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